Exhibit 24.1

POWERS OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Gerard P. Cuddy and Joseph F. Conners as the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Form MHC-2, Application for Approval of a Minority Stock Issuance by a Savings Association Subsidiary of a Mutual Holding Company, of Beneficial Mutual Bancorp, Inc., (the “Form MHC-2”) and the Registration Statement on Form S-1 of Beneficial Mutual Bancorp, Inc. (the “Form S-1”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision (the “OTS”) or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Form MHC-2 and the Form S-1 have been duly signed by the following persons in the capacities and on the dates indicated.

Name	Date

/s/ Gerard P. Cuddy	March 12, 2007
Gerard P. Cuddy
President, Chief Executive Officer and Director
Beneficial Mutual Bancorp, Inc.

President, Chief Executive Officer and Trustee
Beneficial Mutual Savings Bank

President, Chief Executive Officer and Director
Beneficial Savings Bank MHC

/s/ Joseph F. Conners	March 12, 2007
Joseph F. Conners
Chief Financial Officer
Beneficial Mutual Bancorp, Inc.

Executive Vice President and Chief Financial Officer
Beneficial Mutual Savings Bank

Chief Financial Officer
Beneficial Savings Bank MHC

/s/ R. Joseph Barnes, Jr.	March 12, 2007
R. Joseph Barnes, Jr.
Director
Beneficial Mutual Bancorp, Inc.

Trustee
Beneficial Mutual Savings Bank

Director
Beneficial Savings Bank MHC

/s/ Edward G. Boehne	March 12, 2007
Edward G. Boehne
Director
Beneficial Mutual Bancorp, Inc.

Trustee
Beneficial Mutual Savings Bank

Director
Beneficial Savings Bank MHC

/s/ Frank A. Farnesi	March 12, 2007
Frank A. Farnesi
Director
Beneficial Mutual Bancorp, Inc.

Trustee
Beneficial Mutual Savings Bank

Director
Beneficial Savings Bank MHC

/s/ Elizabeth H. Gemmill	March 12, 2007
Elizabeth H. Gemmill
Director
Beneficial Mutual Bancorp, Inc.

Trustee
Beneficial Mutual Savings Bank

Director
Beneficial Savings Bank MHC

/s/ Thomas F. Hayes	March 12, 2007
Thomas F. Hayes
Director
Beneficial Mutual Bancorp, Inc.

Trustee
Beneficial Mutual Savings Bank

Director
Beneficial Savings Bank MHC

/s/ Paul M. Henkels	March 12, 2007
Paul M. Henkels
Director
Beneficial Mutual Bancorp, Inc.

Trustee
Beneficial Mutual Savings Bank

Director
Beneficial Savings Bank MHC

/s/ William J. Henrich, Jr.	March 12, 2007
William J. Henrich, Jr.
Director
Beneficial Mutual Bancorp, Inc.

Trustee
Beneficial Mutual Savings Bank

Director
Beneficial Savings Bank MHC

/s/ Charles Kahn, Jr.	March 12, 2007
Charles Kahn, Jr.
Director
Beneficial Mutual Bancorp, Inc.

Trustee
Beneficial Mutual Savings Bank

Director
Beneficial Savings Bank MHC

/s/ Thomas J. Lewis	March 12, 2007
Thomas J. Lewis
Director
Beneficial Mutual Bancorp, Inc.

Trustee
Beneficial Mutual Savings Bank

Director
Beneficial Savings Bank MHC

/s/ James J. Maguire	March 12, 2007
James J. Maguire
Director
Beneficial Mutual Bancorp, Inc.

Trustee
Beneficial Mutual Savings Bank

Director
Beneficial Savings Bank MHC

/s/ Joseph J. McLaughlin	March 12, 2007
Joseph J. McLaughlin
Director
Beneficial Mutual Bancorp, Inc.

Trustee
Beneficial Mutual Savings Bank

Director
Beneficial Savings Bank MHC

/s/ Michael J. Morris	March 12, 2007
Michael J. Morris
Director
Beneficial Mutual Bancorp, Inc.

Trustee
Beneficial Mutual Savings Bank

Director
Beneficial Savings Bank MHC

/s/ George W. Nise	March 12, 2007
George W. Nise
Director
Beneficial Mutual Bancorp, Inc.

Trustee
Beneficial Mutual Savings Bank

Director
Beneficial Savings Bank MHC

/s/ Donald F. O’Neill	March 12, 2007
Donald F. O’Neill
Beneficial Mutual Bancorp, Inc.

Trustee
Beneficial Mutual Savings Bank

Director
Beneficial Savings Bank MHC